UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2010 (May 12, 2010)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 17, 2010, ARCA biopharma, Inc., or ARCA, issued a press release announcing that it has reached agreement with the U.S. Food and Drug Administration regarding a Special Protocol Assessment on the design of a clinical trial to assess the safety and efficacy of bucindolol in approximately 3,200 patients with chronic heart failure who have the genotype that appears to respond most favorably to bucindolol. The press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release titled “ARCA Announces Special Protocol Assessment Agreement with FDA for Bucindolol Development in Genotype-Defined Heart Failure Population,” dated May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2010

ARCA biopharma, Inc. (Registrant)

By:	/s/ Patrick M. Wheeler
Name:	Patrick M. Wheeler
Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release titled “ARCA Announces Special Protocol Assessment Agreement with FDA for Bucindolol Development in Genotype-Defined Heart Failure Population,” dated May 17, 2010.